Exhibit 99.1
February 2011 NYTE: OTCQB

Forward Looking Statements / Disclaimer "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The contents in this presentation contain forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as NYTEX Energy Holdings, Inc. ("NYTEX") "believes," "expects," "anticipates," "foresees," "forecasts," "estimates," "projects," or other words or phrases of similar import. Similarly, statements herein that describe NYTEX's business strategy, outlook, objectives, plans, intentions, goals or expected growth in the markets for and expected sales of Francis Drilling Fluids, Ltd. ("FDF") and FDF's ability to address market opportunities also are forward-looking statements All such forward-looking statements are subject to risk factors and uncertainties that could cause actual results to differ materially from NYTEX's expectations in these statements. The forward-looking statements included in this release are made only as of the date of this release, and NYTEX undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances. Information contained herein is obtained from sources believed to be reliable, but is not guaranteed as to accuracy, completeness, or fitness to a particular use. This information is for discussion purposes only and does not constitute an offering or solicitation of any transaction. Offering is made only through the complete set of Convertible Preferred Equity Documents.

NYTEX Energy Holdings, Inc. is an energy holding company consisting of two wholly owned subsidiaries: NYTEX Petroleum, Inc. ("NYTEX Petroleum"), an E&P company focusing on the acquisition and development of primarily shallow oil and gas resource plays, and Francis Drilling Fluids, Ltd. ("FDF"), an oilfield services company headquartered in Crowley, LA. NYTEX Petroleum LLC, originally formed on March 21, 2006 focused on fee-based administration and management services related to oil and gas properties, while also engaging in the acquisition, promotion of and participation in the drilling of crude oil and natural gas wells. NYTEX Petroleum's planned growth initiative focuses primarily on early entry into primarily shallow oil resource plays. Company Overview On November 23, 2010, NYTEX acquired 100% of the equity of FDF. FDF is a 34 year-old company providing a diversified range of products and services to the drilling industry from 20 facilities located in five states. Utilizing over 200 pneumatic tank, transport and service trucks along with 13 rail spurs and over 150,000 barrels of liquid mud storage facilities across the country, FDF is the leading single frac sand, ceramic proppant and water based liquid drilling mud distributor in the United States. On October 21, 2010, NYTEX signed a letter of intent with the shareholders of Killer B Trucking, Inc. to acquire substantially all the assets of the company for $7 million. Killer B is a frac sand transportation company formed in 1997 with operations in Rock Springs, WY and Watford City, ND and represents an excellent opportunity to expand FDF's reach in the Bakken Shale Play. NYTEX's strategy is to enhance value for our shareholders through the development of well-balanced portfolio of natural resource-based assets of oil and natural gas reserves and the acquisition and consolidation of oilfield fluid service and frac sand and ceramic proppant distribution companies at reduced acquisition and development costs.

Roll-up expansion of fluid service and Proppant distribution companies Acquisition and development of oil & gas reserves Resource Plays: Primarily Shallow Oil Acquire & Exploit: Buy producing wells for cash flow & Leases Technical Services Transportation *Service* Equipment Rentals Cleaning Services Acquisition goal to consolidate fluid service and proppant distribution companies in the Resource Plays at reduced prices Early Entrant: Assemble geological, engineering and land teams to lease acreage & sell with carried interests Frac Proppants Distribution Warehousing Transloading Six potential acquisitions currently underway Fluid Services

Ceramic Proppants From China, Russia, and Brazil FDF gets it from dockside to well site

FDF Existing and Growth Shale Markets Bakken FDF Facilities FDF Facilities with Rail Spurs Port Facility - Port of Lake Charles

Rock Springs, Wyoming Acquisition of Watford City North Dakota Killer B Acquisition

Killer B Overview Killer "B" Trucking is a private company incorporated in Wyoming in 1997. The Company's primary operations are to provide transportation and trucking services for the oil and gas sector. The Company currently operates in Wyoming and North Dakota. The Company's primary product is frac sand used for fracture stimulation of wells. The Company's primary customers are Halliburton and BJ Services.

Total Estimated Purchase Price: $7,000,000 consisting of the all the assets of the Company based upon an estimated EBITDA of $1.8 million for the fiscal year ending December 31, 2010 on revenues of approximately $13.9 million. Payable 50% in cash and 50% in Common Stock in NYTEX Energy Holdings at an issuance price of $2.50 per share $500,000 from the cash portion will be escrowed against future pending claims Closing on or before March 15, 2011 Principals will enter into minimum three-year employment and non-compete agreements. Acquisition Terms

Stock Summary .. Trading Symbol: NYTE: OTCQB Common Stock Shares Issued and Outstanding: 25,775,037 Fully Diluted: 38,886,992 Bid Price: $4.00 Ask Price: $2.00 Market: OTC.BB

NYTEX Corporate Chart Terry McBride, Production Manager Kenneth Conte, EVP & Chief Financial Officer Sara Henderson, Executive Administrator William Brehmer, Director of E&P Georgianna Hanes, Treasurer & Controller Mark E. Dolan, Senior Associate Warren Barnes, Senior Financial Analyst Michael Galvis, President & CEO Bryan Sinclair, VP of Finance

Michael Galvis - NYTEX - President & CEO Age 54, with over 27 years in the oil and gas industry, Michael Galvis, began his career after graduating from the University of Texas at Austin in 1981. His professional activities since 1983 have been conducted as an oil and gas operator in Texas, Louisiana and Arkansas, entrepreneur, principal and consultant. In these capacities, Mr. Galvis has generated and funded drilling prospects; sourced, evaluated, acquired, operated and developed producing oil and gas properties; funded and expanded oilfield service companies/facilities; and co-developed and financed an exploration finance company with an innovative, patent-pending investment system. Michael Francis - FDF - President, CEO and Founder Age 64, a serial and successful entrepreneur, started Francis Drilling over 33 years ago after working as a mud engineer servicing the oil and gas rigs located in eastern Texas and western Louisiana. He was the former chairman of the republican party in the State of Louisiana and unsuccessfully ran for seat in government. Mike has tremendous contacts and experience in the industry and will be a integral part of the success of Francis Drilling and its growth prospects. Kenneth Conte- NYTEX - EVP and Chief Financial Officer Age 52, has over two decades of experience in sell side and buy side Merger & Acquisition engagements, Ken brings his expertise in structuring transactions, valuation analyses, negotiations, restructuring and capital raising to NYTEX. Before forming the Mergers & Acquisitions Division of National Securities, Ken was acting as both as the CEO and CFO of Windsor Technology, LLC; a company that Conte purchased with a group of investors, turned around and subsequently sold to a third party. In addition, Conte was a Senior Vice President in the Investment Bank Group of McDonald Investments, where his responsibilities included sell side and management buyouts, orphan company transactions and capital raising throughout the United States and Canada. Ken obtained his MBA in Finance at the William E. Simon Graduate School of Business Administration at the University of Rochester, his BBA in Accounting from Niagara University. Seasoned Management Team

Bryan Sinclair - NYTEX - VP of Finance Age 45, licensed CPA, has over 20 years in corporate finance and accounting with extensive experience in mergers and acquisitions, public company accounting, SOX compliance SEC reporting, Big 4 accounting, budgeting and forecasting and financial reporting. Served as chief accounting officer for public REIT with $1 billion in assets performing timely SEC filings including both '33 Act and '34 Act filings. Served as director of SOX Compliance with Celanese, Corporate Controller for Lone Star Technologies, a $1 billion revenue public company, Staff Audit Associate to Audit Manager for KPMG and PricewaterhouseCoopers Mr. Sinclair is a graduate of the University of Arizona with a BSBA in Accounting and earned a BS in Finance from Arizona State University. William Brehmer- NYTEX - Director of E&P Age 52, has over 29 years experience in the oil and gas industry in the areas of contract administration, natural gas marketing, natural gas processing, natural gas liquids marketing and transportation, business planning, funding and implementation of exploration and development drilling projects, technology marketing and sales, and commercial fuel marketing and operations. Mr. Brehmer has worked with Mr. Galvis on numerous projects since 1988. Mr. Brehmer is a graduate of the University of South Dakota, where he earned his Bachelor's Degree in Business Administration. Georgianna Hanes - NYTEX - Controller & Treasurer Age 56, has amassed over 35 years of oil and gas accounting and revenue distribution experience and has worked with Mr. Galvis since 1994. Jude Gregory - FDF - VP and Chief Financial Officer Age 42, has been in various positions of Francis since March 1994 and is responsible for compiling and analyzing month and year end financial statements and communicating these results to the owners and management; planning year end audit with independent auditors; maintaining all banking relationships; expense and capital budgeting; analyzing and planning cash flows; overseeing all aspects of the accounting function including general ledger, accounts payable, accounts receivable, and payroll; administration of company 401K Plan. Previous experience includes Albertson's Food and Drug Company. Jude holds a Bachelor of Science in Business Administration with a major in accounting from University of Louisiana- Lafayette. Steven Schaaf - NYTEX and FDF - Chief Technology Officer Age 42, has been with Francis for the past sixteen years and has been instrumental in developing and maintaining robust reporting systems for the Company. Steven is a graduate of the University of Southwestern Louisiana with a degree in Computer Science and Computer Engineering. Seasoned Management Team

(1) FDF Historicals - Fiscal Year End

(1) FDF Historicals - Fiscal Year End

(1) FDF Historicals - Fiscal Year End

FDF Historicals - Calendar Year End

(1) FDF 2010 Revenue Components Total 2010 Calendar Year End Sales: $74,857,978

(1) FDF 2010 Revenues by Customers

FDF Significant Customer List

* As of August, 2010 FDF is one of the oldest drilling fluids companies headquartered in the U.S. Gulf Coast. FDF is the largest distributor of frac sand and liquid drilling mud in the United States with 0ver 200 pneumatic tank and transport trucks and 13 railroad spurs. FDF employees have the longest average tenure of any Gulf Coast fluids company. FDF maintains state-of-the-art field equipment to assist its highly qualified and motivated staff members to facilitate superior customer service. FDF is the industry pace car in providing safe and innovative environmental solutions. FDF has 20 existing locations operating in the South, Wyoming and North Dakota with future growth plans into the Mid Continent, and Northeast U.S. FDF utilizes the latest communication and tracking technology to provide its customers with timely and efficient logistical support. FDF as Market Leader

I. Products II. Transportation III. Services Francis Drilling Fluids, Ltd. Liquid Water- Based Mud Drill Max- Oil Based Mud Completion Fluids Barite & Hematite IV. Cleaning & Environmental Vacuum Trucks Winch Trucks Pneumatic Hauling Specialized Hauling Viscosifiers Fluid Conditioners Filtration Control Agents Shale Stabilizers Specialized Hauling Warehouse Management Logistical Support Super Vacs Drilling Fluids Engineering Fluid Auditing In-House Tech Support Certified Tankerman Completion Fluids Chemicals Casing Scrubs Liquid Mud Storage Specialized Mixing Vessel Cleaning Barge Cleaning Tank Cleaning Rig Cleaning Hydro Blasters Industrial Cleaning Mobile Equipment Trailers Recycling Systems FDF Superior Quality Products and Services

Vertical Drilling and Frac'ing - Old Technology Hydraulic fracturing (called "frac jobs or "frac'ing") in oil and gas wells is a process that results in the creation of fractures in rocks to enhance oil and gas recovery. Hydraulic fractures are made by pumping fluid with high pressure which opens the fracture and causes it to grow into the rock. Man-made fluid-driven fractures are formed at depth in a well bore and extend into targeted rock formations. The fracture width is typically maintained after the injection by introducing a proppant into the injected fluid. Proppant is a material, such as grains of sand, ceramic, or other particulates, that prevent the fractures from closing when the injection is stopped. Used for over 60 years in more than one million wells, high-volume horizontal "slickwater" fracturing is a recent phenomenon (see next slide)

Shale Horizontal Drilling & Multi-Stage Frac Pumped fluid is enough to crack shale as much as 3,000 feet in each direction from the wellbore. A 2500' horizontal well with 10 staged fractures contacts over 400 times the amount of reservoir than a conventional vertical well through the same formation.

Shale Plays - A New Era of Exploration Success Eagle Ford Analysts expect shale gas to supply as much as half the natural gas production in North America by 2020. In 1996, shale gas wells in the United States produced 0.3 TCF (trillion cubic feet), 1.6% of US gas production; by 2006, production had more than tripled to 1.1 TCF per year, 5.9% of US gas production. Technology-driven fractured oil and gas shale plays have become the hottest plays in the industry, rapidly emerging with great success across North America and around the world.

Frac Sand - The Newest Hot Commodity

Ceramic Frac Sand Spherical ceramic beads used in the hydraulic fracturing of oil and gas wells With energy consumption at an all-time high, proppants are more in demand than ever. Fired at very high temperatures, ceramic proppants are the most effective materials available, maintaining integrity under the most rigorous conditions. Their spherical shape and inherent strength enable them to be used in the deepest wells. FDF provides inventory warehousing and control, transloading and distribution in the United States for companies such as BJ Services, Halliburton, Cudd Pumping Services, Saint Gobain Proppants, Weatherford Fracturing Technologies, Santrol, among others.

Bakken Shale Rockies Woodford Shale Haynesville Shale Eagle Ford Shale FDF Existing and Growth Markets Barnett Shale Fayetteville Shale Marcellus Shale Wolfberry Shale Permian Basin

POST ORGANIZATIONAL STRUCTURE


Michael Galvis, Chairman and Director
Kenneth Conte, Executive V P & Director
Michael Francis, President and CEO
Mark Dolan , Senior Associate
Steven Schaaf, Chief Tech nology Officer
Jude Gregory, VP and CFO
Barry Charpentier, Sales Manager
Bryan Francis, Operations Manager
Ray Brown, VP and Pneumatics Manager
Freddie Richard, Pneumatics Manager
John Francis, Account Manager
Bryon Bro wn, District Pneumatics Manager - Rockies
Mackey Francis, Account Manager
Scott Brown, District Sales Manager - Rockies
Michael Brown, Plant Manager
Patricia Brown, Office Manager

Strictly Private & Confidential
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YOUNG PALO PINTO JACK STEPHENS Field Office E&P - Marble falls prospect

Hot new oil and gas resource play rapidly heating up in the Fort Worth Basin NYTEX is acquiring a significant acreage position in a newly emerging resource play while strategically drilling to create strong, positive cash flow and build asset value by establishing proved reserves and escalating lease prices. With over 22,000 acres in play, NYTEX plans to lease up to 150,000 acres early in the play with low (but rising) acreage costs. The Marble Fall formation is shallow at 4,500' to 5,500', and is found in numerous counties in the Fort Worth Basin. The Marble Falls formation has one, two and three lobes in different geographical areas with 100' to 300' of total pay. Shorter horizontal sections, and in some areas vertical completions, are providing high production rates with low drilling costs. Primarily oil production with high BTU gas, causes average gas prices to reach over $6/MCF in a $4.00 market. Over 50 "tight holed" horizontal and 20 vertical wells have been drilled in the Marble Falls play since 2008, & five rigs working. The Marble Falls play is expanding with very successful "tight hole" wells being made distances away from early "core" areas. EOG's Newark Field averaged 266 BOPD & 800 MCFPD IP's (from 32 wells) with a high of 1,200 BOPD & 1.8 MMCFPD. More than 20 companies are actively leasing in the play including EOG, DTE Energy and EXXON/MOBIL. The drilling of Marble Falls wells may also result in discovering other reefs and channel sands that can be very prolific. NYTEX is a very early entrant in the Marble Falls play, and has assembled a focused, quality team currently consisting of ten land men, two geologists, and two engineers, all having extensive and pertinent experience, knowledge and local influence. The local influence held by NYTEX's Marble Falls Development team has provided access to unreleased data and years of regional science and knowledge pertinent to the play that can now be combined with the latest technology to deliver what may ultimately be one of the better resource plays from an economic perspective. E&P - Marble falls prospect